EXHIBIT 10.5

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 27th day of September, 2011, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of September 1, 2011 (the “Pooling Agreement”), and Wells Fargo Bank, N.A., a national banking association (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2011, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Assignee hereby accepts such assignment from Depositor.

3.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Sale and Servicing Agreement), by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans.

4.           The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Sale and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Sale and Servicing Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.           The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement;

(c)            The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject.  The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank.  This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Bank Representations and Warranties

9.           The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement as of the related Closing Date (as defined in the Sale and Servicing Agreement) and (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date (as defined in the Sale and Servicing Agreement) or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Paragraph 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

10.        (a)             Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date (as defined in the Sale and Servicing Agreement) of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach.  A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein.  Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall repurchase the related Mortgage Loan at the Repurchase Price not later than 90 days after its discovery or receipt of notice of such breach by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

(b)           Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Paragraph 10(a) above shall be by Arbitration administered by the American Arbitration Association.  If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)           To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Paragraph 10, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification.  Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in New York, New York and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)           It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)           The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the  Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Recognition of Assignee

           11.           From and after the date hereof, subject to Paragraphs 13 and 14 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement, as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans in the form of the Sale and Servicing Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.  It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct purchase and servicing agreement, and the entire agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

12.           The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

13.           (a)            Controlling Holder Rights.  The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

Sale and Servicing Agreement:

Section or Subsection	Matter

6.03	Delivery of Mortgage Loan Documents

7.03	Repurchase

9	Transfer of Servicing, Purchase of Servicing and Subservicing
11.01, 5th and 7th paragraphs	Servicer to Act as Servicer; Subservicing

11.13, 4th and 5th paragraphs	Title, Management and Disposition of REO Property

11.20	Servicer Shall Provide Access and Information as Reasonably Required

(b)            Notwithstanding Paragraphs 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Sale and Servicing Agreement listed below:

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection

11.16, 5th paragraph	Regulation AB Compliance

(c)            In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer under the Pooling Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

(d)           If any Affiliate of the Depositor is no longer the Controlling Holder under the Pooling Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Paragraph 13(a) shall terminate and revert to Assignee; provided, however, that the rights and responsibilities assumed by the Controlling Holder under the 5th paragraph of Subsection 11.01 of the Sale and Servicing Agreement shall terminate in their entirety as to the Mortgage Loans.  For purposes of clarification with respect to the previous sentence, the requirement of Purchaser’s consent under the 5th paragraph of Subsection 11.01 of the Sale and Servicing Agreement shall also terminate, and not revert to the Assignee.  Assignor will provide thirty (30) days notice to the Bank of any such termination.

Amendments to Sale and Servicing Agreement

14.         The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)           Definitions.

(i)           The definitions of “Business Day” and “Stated Principal Balance” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Iowa, Maryland, Minnesota, Missouri, New York or South Carolina,  (iii) a day on which banks in the states of California, Iowa, Maryland, Minnesota, Missouri, New York or South Carolina, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling Agreement on any date on which the aggregate stated principal balance is less than either 20% or 5%, as applicable, of the aggregate stated principal balance as of September 1, 2011, in accordance with the Pooling Agreement.

Controlling Holder:  At any time, any Affiliate of the Depositor other than the Assignor, so long as such entity is the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling Agreement then outstanding with a class principal amount greater than zero; if an Affiliate of the Depositor other than the Assignor is no longer the holder of such certificates, then no entity will have any rights as a Controlling Holder.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of the mortgage loan as of the most recent Due Date as determined by the amortization schedule for the mortgage loan at the time relating thereto after giving effect to any previous Servicing Modification, less any Principal Forbearance Amount created in connection with a Servicing Modification, Full Principal Prepayments, Partial Principal Prepayments allocable to principal and to the payment of principal received prior to such Due Date and irrespective of any delinquency in payment by the related borrower.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates as a single class.

If the Controlling Holder notifies the Servicer that it intends to purchase a Mortgage Loan that has been Delinquent for 120 days or more pursuant to the Pooling Agreement, the Servicer will assess the proposed purchase in the same manner as it would assess whether to do a short sale.  If the proposed purchase price equals or exceeds the price at which a short sale would otherwise be effected, the Servicer shall permit such purchase, unless the Servicer receives a more favorable short sale offer.

(c)            Segregated Custodial Account.  The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “Wells Fargo Bank, N.A., in trust for U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2011-2” (the “2011-2 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes.  If the 2011-2 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2011-2 Custodial Account to an account that is an Eligible Account.  The 2011-2 Custodial Account shall qualify as an Eligible Account.

 (d)            Clean-up Call.  A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33.  Clean-up Call.  In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call.  The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.  Assignee will provide twenty (20) days notice to the Bank of the exercise of the Clean-up Call.

(e)            Subsection 11.05 is revised by adding clause (e), to be inserted after clause (d), to read in its entirety as follows, and by re-lettering the remaining clauses as applicable:

(j)            to reimburse itself for P&I Advances and Servicing Advances that were added to the outstanding principal balance of a Mortgage Loan in connection with a modification of such Mortgage Loan to capitalize arrearages; provided, that the Servicer shall be entitled to be reimbursed for these amounts only from the principal collections on the Mortgage Loans, including Liquidation Proceeds;

 (f)            REMIC Provisions.  The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, seeks to maximize the net present value of the recovery to the Trust, but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

(ii)           The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions.  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(g)           Avoidance of Consolidation.  The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06  Avoidance of Consolidation.

(a)           The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling Agreement (the “Trust”) as part of the initial offering of the Certificates or if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer.  The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b)   The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Purchase and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements.  Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation.  Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(h)           Foreclosure Proceedings.  The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(i)           The rights under the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

15.         All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of the Bank as Seller,

Repurchase demands only:

Wells Fargo Bank, N.A.
8480 Stagecoach Circle
Frederick, Maryland 21701
Attention:  Repurchase Demands, MAC X3802-016
Fax:  (240) 586-5983

All other notices to the Bank as Seller:

Wells Fargo Bank, N.A.
8480 Stagecoach Circle
Frederick, Maryland  21701
Attention:  Transaction Manager, MAC X3802-016
Fax: (240) 586-5983

with a copy to:

Wells Fargo Bank, N.A.
1 Home Campus – MAC X2401-06T
Des Moines, Iowa  50328-0001
Attention: General Counsel – Capital Markets

(b)	In the case of the Bank as Servicer,

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa  50328-0001
Attention: John B. Brown, MAC X2301-04R
Fax: (515) 324-3629

with a copy to:

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa  50328-0001
Attention: General Counsel (Capital Markets) – MAC X2401-06T

(c)	In the case of Assignee,

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2011-2

(d)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(f)	In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager — Sequoia Mortgage Trust 2011-2

(g)	In the case of the Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

16.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

17.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

19.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Sale and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Sale and Servicing Agreement.

20.           This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21.           The Controlling Holder under the Pooling Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  The Bank hereby consents to such exercise and enforcement.

22.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

23.           Master Servicer.  The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Paragraph 13(a) above.

The Bank shall make all remittances due by it to the Master Servicer on behalf of the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #83707500, Sequoia Mortgage Trust 2011-2 Certificate Distribution Account

24.           The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

25.           Rule 17g-5 Compliance.  The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof requested by any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail to the Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”), at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2011-2” and an identification of the type of information being provided in the body of such electronic mail.  The Rule 17g-5 Information Provider shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 26 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

WELLS FARGO BANK, N.A.
Bank

By:	/s/ Gretchen E. Leff
Name:	Gretchen E. Leff
Title:	Vice President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

Primary Servicer	Primary Servicer Name	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	sellernumber	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator
1006404	Wells Fargo	0.002500			1006404		864000001	0312956485	1	1	0	7
1006404	Wells Fargo	0.002500			1006404		864000002	0313075012	1	1	0	7
1006404	Wells Fargo	0.002500			1006404		864000003	0316723261	1	1	0	7
1006404	Wells Fargo	0.002500			1006404		864000004	0306905472	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000005	0309283612	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000006	0311043434	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000008	0311108781	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000009	0311351084	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000010	0311678445	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000011	0311818132	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000012	0312082209	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000013	0312392608	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000014	0312431307	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000015	0312548209	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000016	0312913304	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000017	0313141046	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000018	0313151292	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000019	0313238297	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000020	0313238776	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000021	0313524746	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000023	0313587669	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000025	0313730046	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000026	0314327289	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000027	0314489071	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000030	0315386292	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000031	0315475756	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000032	0315484139	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000033	0315537332	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000034	0315569517	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000035	0315570408	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000036	0315623538	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000037	0315659425	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000038	0315833228	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000039	0316056274	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000040	0316194984	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000007	0311053912	1	1	0	9
1006404	Wells Fargo	0.002500			1006404		864000022	0313542904	1	1	0	9

Primary Servicer	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1006404		1	4	0				0.00		20110119	892500.00	0.050000	360	360	20110301	1
1006404		1	4	0				0.00		20110115	468000.00	0.052500	360	360	20110301	1
1006404		1	4	0				0.00		20110118	750000.00	0.051250	360	360	20110301	1
1006404		1	0	0				0.00		20110114	700000.00	0.051250	360	360	20110301	1
1006404		1	0	0				85000.00		20110114	875000.00	0.051250	360	360	20110301	1
1006404		1	0	0				0.00		20110113	941704.00	0.047500	360	360	20110301	1
1006404		1	4	0				0.00		20110112	601000.00	0.051250	360	360	20110301	1
1006404		1	4	0				250000.00		20110114	779600.00	0.048750	360	360	20110301	1
1006404		1	0	0				0.00		20110114	1000000.00	0.051250	360	360	20110301	1
1006404		1	0	0				0.00		20110113	960000.00	0.051250	360	360	20110301	1
1006404		1	0	0				394042.00		20110114	482000.00	0.048750	360	360	20110301	1
1006404		1	4	0				0.00		20110114	1025200.00	0.050000	360	360	20110301	1
1006404		1	0	0				0.00		20110113	938000.00	0.050000	360	360	20110301	1
1006404		1	4	0				250000.00		20110114	790000.00	0.047500	360	360	20110301	1
1006404		1	4	0				195000.00		20110114	992800.00	0.048750	360	360	20110301	1
1006404		1	4	0				0.00		20110113	498000.00	0.048750	360	360	20110301	1
1006404		1	4	0				500000.00		20110113	790000.00	0.048750	360	360	20110301	1
1006404		1	4	0				0.00		20110114	737500.00	0.050000	360	360	20110301	1
1006404		1	0	0				0.00		20110113	754000.00	0.050000	360	360	20110301	1
1006404		1	0	0				100000.00		20110114	920000.00	0.051250	360	360	20110301	1
1006404		1	4	0				0.00		20110113	760000.00	0.048750	360	360	20110301	1
1006404		1	4	0				38000.00		20110113	542900.00	0.048750	360	360	20110301	1
1006404		1	0	0				100000.00		20110113	686000.00	0.050000	360	360	20110301	1
1006404		1	0	0				0.00		20110110	920000.00	0.050000	360	360	20110301	1
1006404		1	0	0				165000.00		20110113	636700.00	0.048750	360	360	20110301	1
1006404		1	4	0				500000.00		20110112	996000.00	0.050000	360	360	20110301	1
1006404		1	0	0				0.00		20110111	1343000.00	0.053750	360	360	20110301	1
1006404		1	4	0				0.00		20110114	1100000.00	0.050000	360	360	20110301	1
1006404		1	0	0				0.00		20110114	735000.00	0.048750	360	360	20110301	1
1006404		1	0	0				0.00		20110118	546000.00	0.050000	360	360	20110301	1
1006404		1	0	0				0.00		20110111	895000.00	0.051250	360	360	20110301	1
1006404		1	4	0				0.00		20110114	669500.00	0.048750	360	360	20110301	1
1006404		1	0	0				0.00		20110114	608000.00	0.051250	360	360	20110301	1
1006404		1	4	0				100000.00		20110112	714270.00	0.048750	360	360	20110301	1
1006404		1	0	0				0.00		20110113	732000.00	0.051250	360	360	20110301	1
1006404		1	4	0				0.00		20110114	999999.00	0.050000	360	360	20110301	1
1006404		1	4	0				0.00		20110114	1487000.00	0.048750	360	360	20110301	1

Primary Servicer	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)
1006404	0	0		884898.86	0.050000	4791.13	20110901	0	0
1006404	0	0		464192.63	0.052500	2584.31	20110901	0	0
1006404	0	0		743756.78	0.051250	4083.65	20110901	0	0
1006404	0	0		693024.39	0.051250	3811.41	20110901	0	0
1006404	0	0		863380.75	0.051250	4764.26	20110901	0	0
1006404	0	0		933311.32	0.047500	4912.37	20110901	0	0
1006404	0	0		595997.07	0.051250	3272.37	20110901	0	0
1006404	0	0		772807.56	0.048750	4125.71	20110901	0	0
1006404	0	0		983427.70	0.051250	5444.87	20110901	0	0
1006404	0	0		952008.64	0.051250	5227.08	20110901	0	0
1006404	0	0		477800.52	0.048750	2550.78	20110901	0	0
1006404	0	0		1013424.58	0.050000	5503.50	20110901	0	0
1006404	0	0		930011.30	0.050000	5035.39	20110901	0	0
1006404	0	0		782959.34	0.047500	4121.01	20110901	0	0
1006404	0	0		984150.03	0.048750	5253.98	20110901	0	0
1006404	0	0		493661.07	0.048750	2635.46	20110901	0	0
1006404	0	0		783117.02	0.048750	4180.74	20110901	0	0
1006404	0	0		728687.50	0.050000	3959.06	20110901	0	0
1006404	0	0		747578.43	0.050000	4047.63	20110901	0	0
1006404	0	0		906186.24	0.051250	5009.28	20110901	0	0
1006404	0	0		753378.36	0.048750	4021.98	20110901	0	0
1006404	0	0		538169.89	0.048750	2873.07	20110901	0	0
1006404	0	0		680157.51	0.050000	3682.60	20110901	0	0
1006404	0	0		879368.42	0.050000	4938.76	20110901	0	0
1006404	0	0		631152.61	0.048750	3369.47	20110901	0	0
1006404	0	0		987517.38	0.050000	5346.74	20110901	0	0
1006404	0	0		1332323.16	0.053750	7520.41	20110901	0	0
1006404	120	0		1100000.00	0.050000	4583.33	20110901	0	0
1006404	0	0		728596.18	0.048750	3889.68	20110901	0	0
1006404	0	0		541349.86	0.050000	2931.05	20110901	0	0
1006404	0	0		887549.75	0.051250	4873.16	20110901	0	0
1006404	0	0		663666.84	0.048750	3543.05	20110901	0	0
1006404	0	0		600930.29	0.051250	3310.48	20110901	0	0
1006404	0	0		702965.00	0.048750	3779.98	20110901	0	0
1006404	0	0		725906.63	0.051250	3985.64	20110901	0	0
1006404	120	0		999999.00	0.050000	4166.66	20110901	0	0
1006404	0	0		1474044.21	0.048750	7869.33	20110901	0	0

Primary Servicer	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0
1006404															0

Primary Servicer	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date
1006404					0		412	1	2	0		6.15		0.00	1
1006404					0		291	2	2	0		4.80		0.00	1
1006404					0		24	1	2	0		7.00		0.00	1
1006404					0		259	1	2	0		1.00		3.00	1
1006404					0		389	2	2	0		4.00		4.00	1
1006404					0		435	1	2	0		19.00		17.00	1
1006404					0		206	1	2	1		2.00	2.00	6.00	1
1006404					0		289	1	2	0		11.80		3.00	1
1006404					0		468	2	2	0		5.40	3.40	2.00	1
1006404					0		4	5	2	0		4.50	4.00	4.00	1
1006404					0		338	2	1	0		1.30		12.00	1
1006404					0		219	1	2	0		4.09		6.03	1
1006404					0		305	2	1	0		5.00		9.00	1
1006404					0		132	1	2	0		11.50		11.40	1
1006404					0		218	1	2	1		5.00	9.00	2.00	1
1006404					0		450	1	2	0		14.00		1.00	1
1006404					0		76	1	2	1		23.20		2.11	1
1006404					0		97	2	2	0		3.00		5.00	1
1006404					0		261	2	2	0		19.00		3.00	1
1006404					0		433	2	2	0		25.00	25.00	7.00	1
1006404					0		306	1	2	0		9.80		4.00	1
1006404					0		393	1	2	0		10.07	2.20	4.10	1
1006404					0		188	2	2	1		13.00	13.00	7.00	1
1006404					0		90	3	2	1		8.30	8.30	4.00	1
1006404					0		216	1	2	0		15.00		18.00	1
1006404					0		20	1	2	0		8.50		8.00	1
1006404					0		149	2	2	1		3.30	4.00	24.00	1
1006404					0		264	2	2	0		9.00		3.00	1
1006404					0		123	2	2	0		2.40		2.30	1
1006404					0		227	2	2	0		25.60	10.60	3.60	1
1006404					0		337	1	2	1		8.60		3.11	1
1006404					0		19	1	2	0		1.90	1.30	4.70	1
1006404					0		235	1	2	0		19.10	4.70	5.30	1
1006404					0		129	1	2	0		20.00		3.00	1
1006404					0		205	1	2	0		0.30	20.11	3.70	1
1006404					0		82	1	2	1		6.01	6.01	4.60	1
1006404					0		69	1	2	0		6.54		1.30	1

Primary Servicer	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line
1006404							702
1006404							766
1006404							792
1006404							800
1006404							782
1006404							785
1006404							794
1006404							768
1006404							794
1006404							794
1006404							788
1006404							715
1006404							757
1006404							783
1006404							804
1006404							798
1006404							796
1006404							813
1006404							751
1006404							806
1006404							808
1006404							780
1006404							782
1006404							744
1006404							794
1006404							777
1006404							711
1006404							778
1006404							790
1006404							799
1006404							776
1006404							793
1006404							763
1006404							733
1006404							782
1006404							802
1006404							771

Primary Servicer	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1006404			000000000000			25611.73		0.00		25611.73	25611.73	N	5		3
1006404			000000000000			26667.00		0.00		26667.00	26667.00	N	5		3
1006404			000000000000			33999.98		0.00		33999.98	33999.98	Y	5		3
1006404			000000000000			0.00		17600.00		0.00	17600.00	Y	5		3
1006404			000000000000			49976.87		216.25		49976.87	50193.12	N	5		3
1006404			000000000000			21666.66		34613.00		21666.66	56279.66	Y	5		3
1006404			000000000000			1780.00	0.00	7974.67	7136.00	1780.00	16890.67	N	4		3
1006404			000000000000			22303.00		0.00		22303.00	22303.00	N	5		3
1006404			000000000000			30496.11	17500.00	0.00	0.00	47996.11	47996.11	N	5		3
1006404			000000000000			3000.00	3000.00	11163.14	0.00	6000.00	17163.14	Y	5		3
1006404			000000000000			26666.66		0.00		26666.66	26666.66	N	5		3
1006404			000000000000			33333.00		0.00		33333.00	33333.00	Y	5		3
1006404			000000000000			31250.00		0.00		31250.00	31250.00	Y	5		3
1006404			000000000000			40912.80		-1563.83		40912.80	39348.97	Y	5		3
1006404			000000000000			4839.75	12700.00	9582.58	0.00	17539.75	27122.33	N	4		3
1006404			000000000000			14025.00		0.00		14025.00	14025.00	N	5		3
1006404			000000000000			53655.00		0.00		53655.00	53655.00	N	4		3
1006404			000000000000			27916.67		10416.67		27916.67	38333.34	Y	5		3
1006404			000000000000			0.00		50598.00		0.00	50598.00	Y	5		3
1006404			000000000000			49400.00		0.00		49400.00	49400.00	N	5		3
1006404			000000000000			51166.72		0.00		51166.72	51166.72	Y	4		3
1006404			000000000000			13991.00	1187.50	-691.00	0.00	15178.50	14487.50	Y	5		3
1006404			000000000000			15376.41	6819.29	7830.67	0.00	22195.70	30026.37	N	4		3
1006404			000000000000			24883.00	7391.00	-410.00	0.00	32274.00	31864.00	Y	5		3
1006404			000000000000			19902.08		0.00		19902.08	19902.08	N	4		3
1006404			000000000000			35261.00		0.00		35261.00	35261.00	N	5		3
1006404			000000000000			638.00	21114.00	1571.00	13093.00	21752.00	36416.00	N	5		3
1006404			000000000000			21542.00		11269.00		21542.00	32811.00	Y	5		3
1006404			000000000000			26250.00		0.00		26250.00	26250.00	N	5		3
1006404			000000000000			10503.00	6402.75	0.00	0.00	16905.75	16905.75	N	5		3
1006404			000000000000			37599.00		0.00		37599.00	37599.00	N	4		3
1006404			000000000000			10417.00	16588.00	0.00	0.00	27005.00	27005.00	N	5		3
1006404			000000000000			15274.05	11461.00	0.00	0.00	26735.05	26735.05	N	4		3
1006404			000000000000			17173.48		0.00		17173.48	17173.48	N	5		3
1006404			000000000000			17917.00	4698.54	0.00	0.00	22615.54	22615.54	N	4		3
1006404			000000000000			17579.00	5018.00	0.00	0.00	22597.00	22597.00	N	5		3
1006404			000000000000			20833.33		27068.00		20833.33	47901.33	N	5		3

Primary Servicer	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type
1006404	4		640054.08	11375.11	0.444137		1	100.000000	BRENTWOOD	TN	37027	7	2	1190000.00	1200000.00	3
1006404	4		117592.19	4178.52	0.156693		1	100.000000	FAIRFIELD	CA	94534	1	1	600000.00	585000.00	3
1006404	4		724072.89	11008.24	0.323772		1	100.000000	RENO	NV	89519	1	1	1275000.00	1315000.00	3
1006404	4		2857212.42	5744.44	0.326389		1	0.000000	LACONIA	NH	03246	1	1		1150000.00	3
1006404	4		159349.93	11814.05	0.235372		1	0.000000	CHESTER	NY	10950	1	1		1200000.00	3
1006404	4		564284.49	7111.60	0.126362		1	0.000000	DEEPHAVEN	MN	55331	1	1		1250000.00	3
1006404	4		131898.46	4302.83	0.254746		1	0.000000	SPOKANE	WA	99223	1	1		935000.00	3
1006404	4		115607.62	7260.21	0.325526		1	0.000000	NEWTON	MA	02459	1	1		1287000.00	3
1006404	4		140326.55	10135.84	0.211180		1	0.000000	CLAREMONT	CA	91711	1	1		1550000.00	3
1006404	4		195547.54	7046.78	0.410576		1	0.000000	ARCADIA	CA	91007	1	1		2190000.00	3
1006404	4		559179.69	9710.70	0.364151		1	0.000000	MOORESTOWN	NJ	08057	1	1		1125000.00	3
1006404	4		523563.52	8422.62	0.252681		1	0.000000	GREAT FALLS	VA	22066	1	1		1900000.00	3
1006404	4		197812.74	10549.73	0.337591		1	0.000000	WALNUT CREEK	CA	94598	1	1		1250000.00	3
1006404	4		79112.25	5750.83	0.146149		1	0.000000	NEWTON	MA	02465	1	1		1590000.00	3
1006404	4		210490.14	7175.79	0.264571		1	0.000000	EDINA	MN	55436	1	1		1580000.00	3
1006404	4		170718.45	3401.57	0.242536		1	0.000000	WAXHAW	NC	28173	1	1		680000.00	3
1006404	4		2914122.28	6548.47	0.122048		1	0.000000	WASHINGTON	DC	20007	1	1		2100000.00	3
1006404	4		387408.48	7910.41	0.206358		1	0.000000	ORONO	MN	55356	1	1		1100000.00	3
1006404	4		122438.03	8701.07	0.171965		1	0.000000	SAINT CHARLE	IL	60175	1	1		1095000.00	3
1006404	4		621456.37	8769.95	0.177529		1	0.000000	EXCELSIOR	MN	55331	1	1		1275000.00	3
1006404	4		165995.15	6624.76	0.129474		1	0.000000	MEQUON	WI	53092	1	1		950000.00	3
1006404	4		146220.75	4074.90	0.281270		1	0.000000	WALLA WALLA	WA	99362	1	1		845000.00	3
1006404	4		276862.09	11853.21	0.394760		1	0.000000	EDINA	MN	55424	1	1		1475000.00	3
1006404	4		1030137.33	9286.84	0.291452		1	0.000000	LOS ANGELES	CA	90068	1	1		1150000.00	3
1006404	4		701597.47	5453.83	0.274033		1	0.000000	EDINA	MN	55436	1	1		1200000.00	3
1006404	4		217806.47	10001.20	0.283633		1	0.000000	SCOTTSDALE	AZ	85266	1	1		2100000.00	3
1006404	4		867338.13	13261.55	0.364168		1	0.000000	LOS ALTOS	CA	94024	1	1		1975000.00	3
1006404	4		365477.96	9961.57	0.303605		1	0.000000	WESTFIELD	NJ	07090	1	1		1770000.00	3
1006404	4		1514515.84	8911.72	0.339494		1	0.000000	BELMONT	MA	02478	1	1		1725000.00	3
1006404	4		75933.00	6291.29	0.372139		1	0.000000	GUALALA	CA	95445	1	2		745000.00	3
1006404	4		131681.00	8879.38	0.236160		1		LADERA RANCH	CA	92694	1	1		1185000.00	3
1006404	4		289438.21	7376.28	0.273145		1	0.000000	HOUSTON	TX	77019	1	1		940000.00	3
1006404	4		66209.99	5983.24	0.223798		1	0.000000	BELLAIRE	TX	77401	1	1		760000.00	3
1006404	4		148997.76	4575.93	0.266453		1	0.000000	DENVER	CO	80220	1	1		1450000.00	3
1006404	4		216088.00	6028.20	0.266551		1	0.000000	ELLICOTT CIT	MD	21042	1	1		915000.00	3
1006404	4		53101.95	7713.19	0.341337		1	0.000000	NEW YORK	NY	10023	4	1		2250000.00	3
1006404	4		508319.22	13818.89	0.288487		1	0.000000	GARDEN CITY	NY	11530	1	1		2300000.00	3

Primary Servicer	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1006404	20101101								0.750000	0.750000	0		0
1006404	20101027								0.800000	0.800000	0		0
1006404	20110115								0.588235	0.588235	0		0
1006404	20101207								0.608696	0.608696	0		0
1006404	20100830								0.800000	0.729167	0		0
1006404	20101014								0.753363	0.753363	0		0
1006404	20100928								0.642781	0.642781	0		0
1006404	20101009								0.800000	0.605750	0		0
1006404	20101105								0.645161	0.645161	0		0
1006404	20101118								0.438356	0.438356	0		0
1006404	20101109								0.778704	0.428444	0		0
1006404	20101111								0.539579	0.539579	0		0
1006404	20101124								0.750400	0.750400	0		0
1006404	20101102								0.654088	0.496855	0		0
1006404	20101029								0.751772	0.628354	0		0
1006404	20101202								0.732353	0.732353	0		0
1006404	20110111								0.614286	0.376190	0		0
1006404	20101116								0.670455	0.670455	0		0
1006404	20101026								0.688584	0.688584	0		0
1006404	20101123								0.800000	0.721569	0		0
1006404	20101114								0.800000	0.800000	0		0
1006404	20101119								0.687456	0.642485	0		0
1006404	20101110								0.532881	0.465085	0		0
1006404	20101215								0.800000	0.800000	0		0
1006404	20101129								0.668083	0.530583	0		0
1006404	20101207								0.712381	0.474286	0		0
1006404	20101214								0.680000	0.680000	0		0
1006404	20101207								0.621469	0.621469	0		0
1006404	20101222								0.426087	0.426087	0		0
1006404	20101206								0.732886	0.732886	0		0
1006404	20101202								0.755274	0.755274	0		0
1006404	20101201								0.712234	0.712234	0		0
1006404	20101206								0.800000	0.800000	0		0
1006404	20101215								0.561566	0.492600	0		0
1006404	20101210								0.800000	0.800000	0		0
1006404	20100928								0.444444	0.444444	0		0
1006404	20101129								0.646522	0.646522	0		0

Primary Servicer	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404
1006404

Primary Servicer	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1006404	6.15		0.00	2/1/2041	25611.73						Full	2 years	2 Months
1006404	35		0.00	2/1/2041	26667.00						Full	2 years	2 Months
1006404	20		0.00	2/1/2041	33999.98						Full	2 years	2 Months
1006404	1		0.00	2/1/2041							Full	2 years	2 Months
1006404	25		85000.00	2/1/2041	49976.87						Full	2 years	2 Months
1006404	19		0.00	2/1/2041	21666.66	28689.00					Full	2 years	2 Months
1006404	4	15	0.00	2/1/2041	1780.00					7306.00	Full	2 years	2 Months
1006404	11.8		250000.00	2/1/2041	22303.00						Full	2 years	2 Months
1006404	5.4	3.4	0.00	2/1/2041	30496.11			17500.00			Full	2 years	2 Months
1006404	20	5	0.00	2/1/2041	3000.00			3000.00			Full	2 years	2 Months
1006404	20		394042.00	2/1/2041	26666.66						Full	2 years	2 Months
1006404	25		0.00	2/1/2041	33333.00						Full	2 years	2 Months
1006404	27		0.00	2/1/2041	31250.00						Full	2 years	2 Months
1006404	38		250000.00	2/1/2041	40912.80						Full	2 years	2 Months
1006404	24	18	195000.00	2/1/2041	4839.75			12700.00			Full	2 years	2 Months
1006404	14		0.00	2/1/2041	14025.00						Full	2 years	2 Months
1006404	30		500000.00	2/1/2041	53655.00						Full	2 years	2 Months
1006404	16		0.00	2/1/2041	27916.67	10416.67					Full	2 years	2 Months
1006404	21		0.00	2/1/2041			50598.00				Full	2 years	2 Months
1006404	25	25	100000.00	2/1/2041	49400.00						Full	2 years	2 Months
1006404	10		0.00	2/1/2041	51166.72						Full	1 year	2 Months
1006404	18	25	38000.00	2/1/2041	13991.00			1187.50			Full	2 years	2 Months
1006404	13	13	100000.00	2/1/2041	15376.41			6819.29			Full	2 years	2 Months
1006404	18	21	0.00	2/1/2041	24883.00			7391.00			Full	2 years	2 Months
1006404	20		165000.00	2/1/2041	19902.08						Full	1 year	2 Months
1006404	18.2		500000.00	2/1/2041	35261.00						Full	2 years	2 Months
1006404	5	40	0.00	2/1/2041	638.00			21114.00			Full	2 years	2 Months
1006404	9		0.00	2/1/2041	21542.00	11269.00					Full	2 years	2 Months
1006404	15		0.00	2/1/2041	26250.00						Full	2 years	2 Months
1006404	25.6	10.6	0.00	2/1/2041	10503.00			6402.75			Full	2 years	2 Months
1006404	11		0.00	2/1/2041	37599.00						Full	2 years	2 Months
1006404	14	14	0.00	2/1/2041	10417.00			16588.00			Full	2 years	2 Months
1006404	19.1	9.1	0.00	2/1/2041	15274.05			11461.00			Full	1 year	2 Months
1006404	29		100000.00	2/1/2041	17173.48						Full	2 years	2 Months
1006404	16	24	0.00	2/1/2041	17917.00			4698.54			Full	1 year	2 Months
1006404	16	10	0.00	2/1/2041	17579.00			5018.00			Full	2 years	2 Months
1006404	10		0.00	2/1/2041	20833.33	27068.00					Full	2 years	2 Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

SALE AND SERVICING AGREEMENT

(Please refer to Exhibit 10.9 to Form 8-K filed by the Issuing Entity on September 26, 2011)

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

On file with the Custodian

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A. Date: _______________
751 Kasota Avenue
Minneapolis, MN  55414
Attn:  WFDC Release Department.

Re:
Custodial Agreement, dated as of September 1, 2011, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.
Mortgage Loan Number:                                                                      Investor Number:

Mortgagor Name, Address & Zip Code:                                                 Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3.  Substitution

_______  4. Other Liquidation

_______ 5. Non-liquidation                                         Reason:__________________

For CMI Use Only:_____________

By:____________________________________________
 (Authorized Signature)

Printed Name ___________________________________

Servicer Name:______________________________ ____

Ship To Address: ________________________________

_________________________________

Phone:                                ______  ________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian